                                                                   Exhibit 99.2



                                               SKY FINANCIAL GROUP, INC.
                                               THREE RIVERS BANCORP, INC.

                                          ELECTION FORM/LETTER OF TRANSMITTAL

----------------------------------------------------------------------------------------------------------------------
To make a valid election, this form and your stock certificates (or an Affidavit of Lost, Stolen or Destroyed
Certificates or a Notice of Guaranteed Delivery as described below) must be received by 5:00 P.M. (NEW YORK CITY time) ON SEPTEMBER 20, 2002 (THE "ELECTION DEADLINE") BY THE BANK OF NEW YORK:
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
BY MAIL:                                The Bank of New York
                                        Three Rivers Bancorp Exchange
                                        P.O. Box 859208
                                        Braintree, MA  02185-9208
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
BY OVERNIGHT DELIVERY:                  The Bank of New York
                                        Three Rivers Bancorp Exchange
                                        165 Bay State Road
                                        Braintree, MA  02184
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
BY HAND:                                The Bank of New York
                                        Reorganization Services
                                        One Wall Street - Third Floor
                                        New York, NY  10286
----------------------------------------------------------------------------------------------------------------------
BY FACSIMILE:
----------------------------------------------------------------------------------------------------------------------


PLEASE READ THE ACCOMPANYING INSTRUCTION BOOKLET CAREFULLY. IT CONTAINS IMPORTANT INFORMATION ABOUT THIS ELECTION
FORM/LETTER OF TRANSMITTAL AND THE ELECTION DEADLINE.

DIRECT ANY QUESTIONS TO  THREE RIVERS' INFORMATION AGENT, GEORGESON SHAREHOLDER COMMUNICATIONS INC., AT (800) 542-2561.




------- --------------------------------------------------------------------------------------------------------------
1       ABOUT YOU AND YOUR SHARES OF THREE RIVERS COMMON STOCK--       Indicate any permanent address change next to
                                                                       your address as shown.
------- --------------------------------------------------------------------------------------------------------------

                                                          COMMON STOCK CERTIFICATE NUMBER        NUMBER OF SHARES








ACCOUNT NO.                                                                     TOTAL SHARES

If you hold more stock certificates in the same name(s) that are not shown above, please submit those stock certificates with this form and attach a listing of the additional stock certificate numbers.

Check this box [ ] if your stock certificates are being delivered subsequently through the Guaranteed Delivery procedure. If you check this box, have the enclosed Notice of Guaranteed Delivery completed by an Eligible
Institution. You must return a properly completed and executed Notice of Guaranteed Delivery to the Exchange
Agent by the Election Deadline.



------- --------------------------------------------------------------------------------------------------------------
2       ELECTION OPTIONS AND REQUIRED SIGNATURES (SELECT ONLY ONE OPTION)-- See Section 2 of the Instruction Booklet.
------- --------------------------------------------------------------------------------------------------------------

ALL STOCK CERTIFICATES FOR SHARES THAT ARE COVERED BY YOUR ELECTION MUST ACCOMPANY THIS FORM.

ELECTION OPTIONS:


 [ ] 1   Exchange all of my Three Rivers common stock for cash at the rate of $18.27 per share of
         Three Rivers common stock owned.
 [ ] 2   Exchange all of my Three Rivers common stock for Sky Financial common stock at the fixed exchange rate of .80 shares of Sky Financial common stock owned.
 [ ] 3   Exchange 25% of my shares of Three Rivers common stock for cash and exchange 75% of my shares of Three Rivers common stock for Sky Financial common stock at the same exchange rates for cash and stock listed above.
 [ ] 4   I/we make no election. I/we, the undersigned, acknowledge and understand that by making no election, the form of consideration that I/we will receive will be determined in accordance with the terms of the Merger Agreement. See Question Number 9 of the Instruction Booklet.

I/we, the undersigned, surrender to you for exchange the shares identified on this Election Form/Letter of
Transmittal. I/we certify that I/we have reviewed the accompanying Instruction Booklet mailed with this form and have complied with all requirements stated therein. I/WE ACKNOWLEDGE THAT ANY ELECTION MADE IN CONNECTION WITH
THE MERGER MAY BE SUBJECT TO PRORATION, AS


PROVIDED IN THE MERGER AGREEMENT AND AS ALSO DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS AND INSTRUCTION BOOKLET, AND
I/WE ACKNOWLEDGE THAT I/WE MAY RECEIVE MERGER CONSIDERATION IN A DIFFERENT FORM THAN ELECTED. I/we hereby authorize The
Bank of New York as Exchange Agent to follow all elections and to rely upon all representations, certifications and instructions accompanying this Election Form/Letter of Transmittal.

REQUIRED SIGNATURES -- ALL SHAREHOLDERS MUST SIGN BELOW.

x                                                         x
   -----------------------------------------------------    -------------------------------------------------------
   SIGNATURE OF SHAREHOLDER              DATE               SIGNATURE OF SHAREHOLDER (IF JOINT ACCOUNT)   Date


Daytime Phone Number                                  TITLE, if required
                     --------------------------------                    -------------------------------------------


------- ------------------------------------------------------------------------------------------------------------
3       VERIFY YOUR TAXPAYER IDENTIFICATION NUMBER
------- ------------------------------------------------------------------------------------------------------------

This is the Social Security Number or Employer Identification Number we have on file for you:

IF THERE IS NO NUMBER ON THE LINE ABOVE OR THE NUMBER IS PRECEDED BY AN "N" OR IS INCORRECT, YOU MUST COMPLETE
THE SUBSTITUTE FORM W-9 IN SECTION 7 OF THIS ELECTION FORM/LETTER OF TRANSMITTAL.

See Section 7 in the Instruction Booklet and the enclosed Guidelines for Certification of Taxpayer Identification
Number on Substitute Form W-9 for completing Substitute Form W-9.


------- ------------------------------------------------------------------------------------------------------------
4       SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS
------- ------------------------------------------------------------------------------------------------------------

Any shares of Sky Financial common stock and/or any check you receive in the exchange will be issued in the name(s) printed in Section 1 unless you indicate a different name(s) below.  If you indicate a different name(s), your signature(s) and a Medallion Signature Guarantee are required, and the Substitute Form W-9 in Section 7 MUST be completed by the new shareholder.  Refer to Section 4 of the Instruction Booklet.

Name                                                  Name (if Joint)
     ------------------------------------------------                 ---------------------------------------------
Address
        ------------------------------------------------------------------------
City                                        State              Zip
     ---------------------------------------      ------------     -------------
x                                                                      PLACE MEDALLION
  ---------------------------------------------------
x                                                                      SIGNATURE GUARANTEE HERE -
  ---------------------------------------------------
   Authorized  SIGNATURE(S)


------- ------------------------------------------------------------------------------------------------------------
5       SPECIAL DELIVERY INSTRUCTIONS
------- ------------------------------------------------------------------------------------------------------------
Shares of Sky Financial common stock and/or a check will be mailed to the person and address shown in Section 1
(or the person and address in Section 4, if completed) unless you indicate a different address below:

Name
     ------------------------------------------------

Address
        ---------------------------------------------------------------

City                                 State            Zip
     -------------------------------       ----------     -------------



------- ------------------------------------------------------------------------------------------------------------
6       AFFIDAVIT OF LOST, STOLEN OR DESTROYED CERTIFICATES-- This affidavit is valid only if signed and notarized below.
------- ------------------------------------------------------------------------------------------------------------

THIS SECTION IS TO BE COMPLETED ONLY IF YOU CANNOT LOCATE YOUR THREE RIVERS STOCK CERTIFICATES
State of                                              Name of Shareholder
         -------------------------------------------  -------------------------------------------------------------

County of                                             Address
          ------------------------------------------ --------------------------------------------------------------

                                                      City/ State / Zip
                                                                        --------------------------------------------

LIST CERTIFICATE NUMBER(S) AND NUMBER OF SHARES OF THREE RIVERS COMMON STOCK

CERTIFICATE NUMBER(S):                       TOTAL NUMBER OF SHARES:
                      ----------------------                         -----------------------------
                      ----------------------

The undersigned person(s) says that:

I am the lawful owner of the above described certificate(s). The certificate(s) has not been endorsed, transferred, assigned or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it, and make this affidavit for the purpose of exchanging the certificate(s) without surrendering the certificate(s). I acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by ________________________
_________________________________________________________. I agree to indemnify from all liabilities, losses, damages and expenses (including attorneys' fees) that it may sustain or incur by reason or on account of assuming liability under its Indemnity Bond No. ___________. I hereby agree to surrender the certificate(s) for cancellation should I, at any time, find the certificate(s).

DATED BY AFFIANT (shareholder) this                            day of                   , 20
                                    --------------------------        ------------------     -------------


SIGNATURE OF AFFIANT (shareholder)
                                   --------------------------------------------------------------

SIGNATURE OF CO-AFFIANT (co-shareholder)
                                         --------------------------------------------------------

NOTARY PUBLIC (Affix Notarial Seal)
                                    -------------------------------------------------------------



NOTE:     NOTARY REQUIRED

There will be no service fee or premium if the lost, stolen, or destroyed certificate(s) represents up to [100] shares of Three Rivers common stock. If the certificate(s) is for more than [100] shares of Three Rivers common stock, please contact _______________ to determine the necessary fees or premium. If fees and/or a premium are applicable, you must enclose a check payable to _________________, Indemnity Bond No. ___________________.


------- --------------------------------------------------------------------------------------------------------------
7       YOU MUST COMPLETE THIS SUBSTITUTE FORM W-9 ONLY IF YOU COMPLETE SECTION 4 OR IF THE TAXPAYER IDENTIFICATION
        NUMBER (TIN) SHOWN IN SECTION 3 IS INCORRECT OR MISSING OR IS PRECEDED BY THE LETTER "N".  SEE SECTION 7 OF
        THE INSTRUCTION BOOKLET.
------- --------------------------------------------------------------------------------------------------------------


SUBSTITUTE FORM W-9

PART I

Please provide your TIN on the line to
the right and certify by signing and dating below
                                                              --------------------------------------------
                                                              Social Security No. or Employer ID No.

CERTIFICATION - UNDER THE PENALTIES OF PERJURY

I certify that (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding. (You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.)

Signature
          -------------------------------------------

Name
     ------------------------------------------------

Address
        ---------------------------------------------

Date
     ----------------------



PART II

 [ ] TIN APPLIED FOR (OR INTENDED TO APPLY FOR IN NEAR FUTURE)
     Check box if applicable.

PART III

 [ ] EXEMPT PAYEE -- Check box if applicable.
     Also attach Certificate of Foreign Status, if applicable.

     DEPARTMENT OF THE TREASURY, INTERNAL REVENUE SERVICE
     PAYEE'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL
REVENUE SERVICE AND BACKUP WITHHOLDING OF 30% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER AGREEMENT. PLEASE
REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
ADDITIONAL DETAILS.

                            SKY FINANCIAL GROUP, INC.
                           THREE RIVERS BANCORP, INC.

                               INSTRUCTION BOOKLET

         This Instruction Booklet provides answers to frequently asked questions, briefly describes your options and provides information and instructions on how to make your election. We urge you to read the instructions carefully and review the Frequently Asked Questions. After reviewing these materials, complete the Election Form/Letter of Transmittal and send it in the enclosed GREEN envelope along with your stock certificate(s) to Sky Financial's exchange agent, The Bank of New York. If you have additional questions after reading this material, you should contact Three Rivers' information agent, Georgeson Shareholder Communications Inc., at (800) 542-2561.

         THE DEADLINE FOR RECEIPT OF YOUR ELECTION FORM/LETTER OF TRANSMITTAL IS 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 20, 2002.

FREQUENTLY ASKED QUESTIONS

1.       WHY HAVE I BEEN SENT AN ELECTION FORM/LETTER OF TRANSMITTAL?

         Sky Financial and Three Rivers entered into an Agreement and Plan of Merger dated as of May 7, 2002. Pursuant to the merger agreement, Three Rivers will merge with and into Sky Financial, with Sky Financial continuing as the surviving corporation. The merger agreement is attached as Annex A to the proxy statement/prospectus previously furnished to you. As a result of the merger, you, as a Three Rivers shareholder, have the option to elect to receive cash at the rate of $18.27 per share of Three Rivers common stock owned, Sky Financial common stock at the fixed exchange rate of .80 shares of Sky Financial common stock owned, or a combination of cash for 25% of your Three Rivers shares and Sky Financial common stock for 75% of your Three Rivers shares at the same exchange rates for cash and stock descrived above. However, your ability to receive all cash or all Sky Financial common stock may be limited because 25% the total merger consideration will be paid in cash and 75% of the total merger consideration will be in the form of Sky Financial common stock. Accordingly, unless one of the two exceptions described in Question 9 applies to you and your shares, if the elections result in an oversubscription of the pool of cash or Sky Financial common stock, the form of consideration that you will receive will be determined in accordance with certain allocation procedures that are more fully described in the answers to Questions 9 and 10 below.

2.       WHAT IS THE PURPOSE OF THE ELECTION FORM/LETTER OF TRANSMITTAL?

         The enclosed Election Form/Letter of Transmittal does two things. First, it allows you to make your election as to the form of payment for your shares of Three Rivers common stock. Second, it provides you with instructions on how to surrender your stock certificates in order to receive your payment.

3.       WHAT DO I DO WITH THE ELECTION FORM/LETTER OF TRANSMITTAL?

         The Election Form/Letter of Transmittal is divided into seven sections, with corresponding instructions for completing each section beginning on page [9] of this booklet.

         Complete, sign and date the Election Form/Letter of Transmittal and mail it to the exchange agent in the enclosed GREEN envelope along with your stock certificate(s) representing shares of Three Rivers common stock. By signing the Election Form/Letter of Transmittal, you agree to surrender your stock certificate(s) in exchange for cash, Sky Financial common stock or a mixture of 25% cash and 75% Sky Financial common stock. You also confirm that the tax identification number that has been provided on the Election Form/Letter of Transmittal is correct and that you have complied with all the requirements stated in the instructions. Please note that if your Three Rivers shares are held in a joint account, then signatures of both owners are required.

         Consistent with the terms of the merger agreement, the Election Form/Letter of Transmittal authorizes The Bank of New York, as the exchange agent, to take all actions necessary to accomplish the delivery of the Sky Financial stock certificates representing Sky Financial common stock and/or cash in exchange for your Three Rivers shares.

         YOU MUST RETURN YOUR STOCK CERTIFICATE(S) REPRESENTING YOUR SHARES OF COMMON STOCK ALONG WITH THE ELECTION FORM/LETTER OF TRANSMITTAL IN THE ENCLOSED GREEN ENVELOPE. DO NOT SIGN THE BACK OF THE STOCK CERTIFICATE(S).

4.       WHAT IF I FAIL TO MAKE AN ELECTION?

         If you do not make an election, you will receive either cash, Sky Financial common stock or a combination of cash for 25% of your Three Rivers shares and Sky Financial common stock for 75% of your Three Rivers shares, depending on the number of Three Rivers shareholders that elect to receive either all cash or all stock, as determined in accordance with the terms of the merger agreement. Failure to send in the Election Form/Letter of Transmittal and related documents could delay your actual receipt of the merger consideration. Promptly following the effective time of the merger, The Bank of New York will mail a letter of transmittal to any shareholder of record as of the effective time of the merger who has not returned an Election Form/Letter of Transmittal. A shareholder who has not completed and returned the Election Form/Letter of Transmittal should complete and return the letter of transmittal received after the effective time, together with his or her stock certificates, in order to receive the merger consideration.

5.       WHAT HAPPENS IF I MISS THE ELECTION DEADLINE?

         Missing the election deadline is the same as failing to make an election. Accordingly, the result is the same as described above in Question 4 and the form of merger consideration that you will receive will be determined in accordance with the terms of the merger agreement.

6.       WHEN CAN I EXPECT TO RECEIVE MY NEW STOCK CERTIFICATES AND/OR CASH?

         You will receive your new stock certificates and/or cash within 15 to 20 business days after the effective time of the merger, which is anticipated to be September 30, 2002.

7.       DO I HAVE TO SEND IN MY THREE RIVERS STOCK CERTIFICATE(S)?

         Yes, whether you make the cash election, the stock election, the mixed 25% cash/ 75% stock election or indicate that you make no election, you must return your Three Rivers stock certificate(s) with your completed Election Form/Letter of Transmittal, unless you have provided an Affidavit of Lost, Stolen or Destroyed Certificates (see Section 6 of the Instruction Booklet) or completed a Notice of Guaranteed Delivery (see Section 1 of the Instruction Booklet).

8.       WHAT IF I CANNOT LOCATE MY STOCK CERTIFICATE(S)?

         If you cannot locate your stock certificate(s) or if your stock certificates have been stolen or destroyed, you (and, if applicable, the co-owner of the Three Rivers shares), must complete, sign and date the Affidavit of Lost, Stolen or Destroyed Certificates in Section 6 of the Election Form/Letter of Transmittal. The affidavit must be notarized by a Notary Public. See Section 6 of the Instruction Booklet.

9.       WHAT WILL I RECEIVE IN THE MERGER?

         You have the right to elect to receive, in exchange for your shares of Three Rivers common stock, cash, Sky Financial common stock or a combination of cash for 25% of your Three Rivers shares and Sky Financial common stock for 75% of your Three Rivers shares. However, if you elect to receive a combination of cash and stock, you may not elect to receive different forms of consideration for a single share of Three Rivers common stock.

         Sky Financial will not issue fractional shares. Accordingly, if you have the right to receive a fraction of a share of Sky Financial common stock as a result of electing to receive either all stock or a combination of 25% cash and 75% stock, you will receive instead a cash payment in an amount equal to the product of the fractional share of Sky Financial common stock and the last sale price of a share of Sky Financial common stock as reported by the Nasdaq National Market System, for the average of 20 trading days immediately preceding the effective date of the merger.

         Under the terms of the merger agreement, you have the following options:

         - The "ALL CASH ELECTION." A shareholder who makes the all cash election will receive cash, at the rate of $18.27, for each share of Three Rivers common stock owned, subject to the allocation procedures described below.

         - The "ALL STOCK ELECTION." A shareholder who makes the all stock election will receive shares of Sky Financial common stock, based upon a fixed exchange rate of .80 shares of Sky Financial common stock, for each share of Three Rivers common stock owned, subject to the allocation procedures described below.

         - The "MIXED ELECTION." A shareholder who makes the mixed 25% cash/ 75% stock election will receive (i) cash, at the rate of $18.27 per share, for 25% of such shareholder's aggregate number of shares of Three Rivers common stock, and (ii) shares of Sky Financial common stock, based upon a fixed exchange rate of .80 shares of Sky Financial common stock per share, for 75% of such shareholder's aggregate number of shares of Three Rivers common stock.

         - The "NON-ELECTION." Shareholders who fail or choose not to make an election as to whether they wish to receive all cash, all Sky Financial common stock, or a mixture of 25% cash and 75% stock, and shareholders who do not make a valid election, will be deemed to have made a "non-election." Shareholders who are deemed to have made a non-election will receive all cash, all Sky Financial common stock or a combination of Sky Financial common stock and cash determined in accordance with the terms of the merger agreement at the rates described above.

         Pursuant to the terms of the merger agreement, Sky Financial will pay a total of $38,987,143 in cash and issue a total of 5,121,464 shares of Sky Financial common stock in exchange for the outstanding shares of Three Rivers common stock, subject to adjustment for the shares of Three Rivers common stock held by Sky Financial, shares of Three Rivers common stock issued upon exercise of options prior to the consummation of the merger, and cash paid by Sky Financial in lieu of fractional shares of Three Rivers common stock. Twenty-five percent of the total merger consideration for shares of Three Rivers common stock will be paid in cash and the remaining 75% will be paid in shares of Sky Financial common stock, based on the $22.84 closing price of Sky Financial common stock on April 18, 2002. Therefore, all cash and all stock elections are subject to proration to preserve these limitations on the amount of cash to be paid and the number of shares of Sky Financial common stock to be issued in the merger, except for the following all cash or all stock elections:

         (1) the holder of 100 or fewer shares of Three Rivers common stock who elect to receive all cash for their shares will receive all cash; and

         (2) the administrators of the Three Rivers defined benefit pension plan and the 401(k) plan will receive the form of consideration such administrators elect with respect to the shares in those plans (all cash, all stock, or a mixture of 25% cash and 75% stock).

         As a result, unless one of these two exceptions apply to you and your shares, you may receive a mixture of 25% cash and 75% Sky Financial common stock even if you make the all cash election or the all stock election.

         Reduction of Shares Deposited for Cash. If, at the election deadline, the exchange agent determines that more than 25% of the total number of outstanding shares of Three Rivers common stock have been deposited for cash pursuant to the all cash election or the mixed 25% cash/ 75% stock election, then the exchange agent will deem that a certain number of shares deposited for all cash instead have been deposited for all stock so that no more than 25% of the total number of Three Rivers shares will be exchanged for cash. The exchange agent will determine this number on a pro rata basis in relation to the total number of shares deposited for all cash (excepting out the number of shares deposited for all cash by shareholders with 100 or fewer shares and the number of shares deposited for all cash by the administrators of Three Rivers' defined benefit pension plan and 401(k) plan). Notice of this allocation shall be provided promptly to each shareholder who had elected all cash and will not receive that consideration because of such allocation.

         Increase of Shares Deposited for Cash. If, at the election deadline, the exchange agent determines that less than 25% of the total number of outstanding shares of Three Rivers common stock have been deposited for cash pursuant to the all cash election or the mixed 25% cash/ 75% stock election, then the exchange agent will deem that a certain number of shares deposited for all stock instead have been deposited for all cash so that no less than 25% of the total number of Three Rivers shares will be exchanged for cash. The exchange agent will determine this number on a pro rata basis in relation to the total number of shares deposited for all stock (excepting out the number of shares deposited for all stock by the administrators of Three Rivers' defined benefit pension plan and 401(k) plan). Notice of this allocation shall be provided promptly to each shareholder who had elected all stock and will not receive that consideration because of such allocation.

         The allocation described above will be computed by the exchange agent within 10 days after the election deadline, unless the merger has not been completed, in which case the allocation will be completed as soon as practicable after completion of the merger.

10.      WILL I NECESSARILY RECEIVE THE FORM OF CONSIDERATION I ELECT TO
RECEIVE?

         No. Twenty-five percent of the total merger consideration will be paid in cash and 75% of the total merger consideration will be in the form of Sky Financial common stock. Accordingly, unless you elect to receive a mixture of cash for 25% of your Three Rivers shares and Sky Financial common stock for 75% of your Three Rivers shares, there is no assurance that you will receive the form of consideration that you elect with respect to all shares of Three Rivers common stock you hold (unless one of the two exceptions described above in Question 9 applies to you and your shares). If the elections result in an oversubscription of the pool of cash or Sky Financial common stock, the exchange agent will allocate the consideration paid to shareholders between cash and Sky Financial common stock following certain allocation procedures that are described above.

11. WHAT IF I PARTICIPATE IN THE THREE RIVERS BANCORP, INC. DIVIDEND REINVESTMENT AND COMMON STOCK PURCHASE PLAN?

         Prior to the date that the Election Form/Letter of Transmittal is first sent to Three Rivers shareholders, Three Rivers will suspend the Three Rivers Bancorp, Inc. Dividend Reinvestment and Common Stock Purchase Plan (the "DR Plan"), with participating Three Rivers shareholders receiving notice of such suspension. The DR Plan is expected to be terminated upon completion of the merger.

         Each Three Rivers shareholder participating in the DR Plan will have the right to elect to receive, with respect to the shares of Three Rivers common stock credited to his or her DR Plan account, all cash, all stock or the mixed 25% cash/ 75% stock election at the exchange rates, and subject to the allocation procedures, described above. You should complete, sign and date the Election Form/Letter of Transmittal and mail it to the exchange agent in the enclosed GREEN envelope.

12.      WILL I HAVE TO PAY TAXES ON THE PROCEEDS WHEN MY SHARES ARE EXCHANGED?

         The U.S. federal income tax consequences to you will depend upon whether you receive (i) solely cash, (ii) solely Sky Financial common stock or
(iii) a combination of Sky Financial common stock and cash in the merger. If you receive solely Sky Financial common stock in the merger, you will not recognize any taxable gain for U.S. federal income tax purposes except to the extent you receive cash in lieu of fractional shares of Sky Financial common stock. If you receive solely cash or a combination of Sky Financial common stock and cash in the merger, you will be subject to U.S. federal income tax, but income will not be recognized in excess of the amount of cash that you receive.

         THIS DISCUSSION OF FEDERAL INCOME TAXES IS INCLUDED IN THIS INSTRUCTION BOOKLET FOR GENERAL INFORMATION ONLY. EACH THREE RIVERS SHAREHOLDER SHOULD REFER TO THE TAX DISCUSSION IN THE PROXY STATEMENT/PROSPECTUS UNDER THE CAPTION "THE MERGER - MATERIAL FEDERAL INCOME TAX CONSEQUENCES" AND CONSULT WITH HIS, HER OR ITS OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO THE SHAREHOLDER RESULTING FROM THE RECEIPT OF THE MERGER CONSIDERATION, INCLUDING THE APPLICATION AND EFFECT OF STATE AND LOCAL INCOME AND OTHER TAX LAWS.

13.      HOW AND WHERE SHOULD I SEND MY SIGNED DOCUMENTS AND STOCK
CERTIFICATE(S)?

         A GREEN envelope addressed to the exchange agent, The Bank of New York, is enclosed with this package. Please use this envelope to return your Election Form/Letter of Transmittal, your Three Rivers stock certificate(s), if applicable, and any additional documentation that may be required to make your election complete. If you do not have the envelope, please mail all the requested documentation to: The Bank of New York, Attention: Tender & Exchange Department, P.O. Box 11248, Church Street Station, New York, New York 10286-1248. If you are mailing stock certificate(s), we recommend that you use Registered Mail, return receipt requested. PLEASE DO NOT RETURN ANY OF THESE DOCUMENTS TO SKY FINANCIAL OR THREE RIVERS.

         Until your Three Rivers stock certificate(s) are actually delivered to the exchange agent, delivery is not effected, you hold title to the certificate(s) and you bear the risk of loss.

14.      ARE THERE ANY FEES ASSOCIATED WITH THE EXCHANGE OF MY THREE RIVERS
SHARES?

         There are no fees associated with the exchange of your shares of Three Rivers common stock. However, you may incur fees if your stock certificates are lost or have been stolen or destroyed. See Section 6 of the Instruction Booklet.

15.      HOW DO I CHANGE MY ADDRESS ON THE ELECTION FORM/LETTER OF TRANSMITTAL?

      You should cross out any incorrect address information that is printed on the Election Form/Letter of Transmittal in Section 1. Clearly print your correct address in the place beside the printed information. If you would like to receive your payment at a different address from that in Section 1, you must complete the requested information in Section 5 of the Election Form/Letter of Transmittal.

16.      WHAT DO I DO IF:

         -        I want to change the name on my account?

         -        I want to have my check made payable to someone else?

         -        The owner or co-owner of the shares is deceased?

Please complete Section 4 of the Election Form/Letter of Transmittal in order to transfer the Sky Financial common stock or cash to someone else. You will be responsible for any taxes arising from any of those changes. For more information, refer to the instructions below for completing Section 4.

17. WHAT DO I DO IF I HOLD ANY OF MY SHARES OF THREE RIVERS COMMON STOCK WITH A BROKER, BANK OR OTHER NOMINEE?

         Your broker, bank or other nominee must sign this Election Form/Letter of Transmittal as the registered holder. You should contact promptly your broker, bank or other nominee and give them appropriate instructions.

18       WHAT IF I HOLD SHARES OF THREE RIVERS COMMON STOCK IN MORE THAN ONE
ACCOUNT ?

         If you hold shares of Three Rivers common stock in more than one account, you will receive a separate Election Form/Letter of Transmittal for each account in which you hold shares of Three Rivers common stock. You must complete, sign and date each separate Election Form/Letter of Transmittal and mail them separately to the exchange agent in the enclosed GREEN envelope along with your stock certificate(s) representing shares of Three Rivers common stock held in each of your respective accounts. Likewise, if you hold shares of Three Rivers common stock in more than one account with more than one brokerage, bank or other nominee, you should contact promptly each of them and give them appropriate instructions.

19. WHAT HAPPENS IF I HOLD SHARES OF THREE RIVERS COMMON STOCK AS A NOMINEE, TRUSTEE OR OTHER REPRESENTATIVE?

         If you hold shares of Three Rivers common stock as a nominee, trustee or in another representative or fiduciary capacity, you may submit one or more Election Forms/Letter of Transmittal covering the aggregate number of shares of Three Rivers common stock held by you for the beneficial owners of such securities. However, you must certify that any Election Form/Letter of Transmittal submitted covers all shares of Three Rivers common stock held by you for any single beneficial owner. You may submit only one Election Form/Letter of Transmittal for each separate account that you own or maintain. You may be required to provide the exchange agent with additional documents and certifications in order to satisfy the exchange agent that you hold such securities for a particular beneficial owner.

20.      CAN I CHANGE OR REVOKE MY ELECTION?

         Yes. You can change or revoke your election by giving written notice to the exchange agent at The Bank of New York, Attention: Tender & Exchange Department, P.O. Box 11248, Church Street Station, New York, New York 10286-1248, prior to 5:00 p.m., New York City Time, on September 20, 2002. AFTER THIS DATE, YOU MAY NOT CHANGE OR REVOKE ANY ELECTION YOU HAVE MADE WITH RESPECT TO THE CONSIDERATION YOU WISH TO RECEIVE IN THE MERGER.

21.      WHO DO I CALL IF I HAVE ADDITIONAL QUESTIONS?

         You may contact Three Rivers' information agent, Georgeson Shareholder Communications Inc., at (800) 542-2561.

         THE ENCLOSED ELECTION FORM/LETTER OF TRANSMITTAL, WHICH MUST BE ACCOMPANIED BY EITHER STOCK CERTIFICATES OR BY NOTICE OF GUARANTEED DELIVERY, SHOULD BE RETURNED TO THE BANK OF NEW YORK IN THE ENCLOSED GREEN ENVELOPE. THE ADDRESS THAT YOU SHOULD SEND YOUR ELECTION FORM/LETTER OF TRANSMITTAL TO WILL DEPEND ON THE METHOD OF DELIVERY THAT YOU CHOOSE. THE AVAILABLE OPTIONS AND RELEVANT ADDRESSES FOR THE BANK OF NEW YORK ARE LISTED ON THE BACK COVER OF THIS BOOKLET.

                           INSTRUCTIONS FOR COMPLETING
                     THE ELECTION FORM/LETTER OF TRANSMITTAL
                               ------------------

         These instructions are for the accompanying Election Form/Letter of Transmittal for the registered shareholders of Three Rivers Bancorp, Inc. All elections are subject to the merger agreement that was furnished to shareholders as part of the proxy statement/prospectus dated July ____, 2002.

      We cannot guarantee that you will receive the form of payment that you elect. We do intend to honor effective elections to the maximum extent possible. It is very important that you complete, sign and return the Election Form/Letter of Transmittal before the effective time of the merger. Please use the enclosed GREEN envelope, addressed to The Bank of New York, to return the Election Form/Letter of Transmittal, together with all of your Three Rivers stock certificates. ALL STOCK CERTIFICATES MUST BE SUBMITTED NO MATTER WHAT ELECTION YOU MAKE. If some of your shares are held by a broker, bank or other nominee, please consult with your broker, bank or other nominee on what to do with those shares.

SECTION 1.  ABOUT YOU AND YOUR SHARES

         Section 1 of the Election Form/Letter of Transmittal shows the number and type of shares owned by you as reflected in the records of Three Rivers at the time of mailing of these instructions. Your Three Rivers stock certificates are listed by number and denomination. Any shares held by you in the DR Plan are listed next to the term "DRP".

         If your Three Rivers stock certificate(s) is lost or has been stolen or destroyed, please refer to Section 6 below.

         Cross out any incorrect address information that is printed in this area on the Election Form/Letter of Transmittal. Clearly print your correct address in the space beside the printed information.

         Check the box in Section 1 if your stock certificates are being delivered subsequently through the Guaranteed Delivery procedure. If you check this box, have the enclosed Notice of Guaranteed Delivery completed by an Eligible Institution.

SECTION 2.  ELECTION OPTIONS AND REQUIRED SIGNATURES

         The terms of the merger agreement allow you to choose the form of consideration you receive in exchange for your shares of Three Rivers common stock. For more information, please refer to the proxy statement/prospectus dated July ____, 2002 previously furnished to you. REGARDLESS OF THE ELECTION OPTION YOU CHOOSE, YOUR STOCK CERTIFICATES OR NOTICE OF GUARANTEED DELIVERY MUST BE RETURNED WITH THE ELECTION FORM/LETTER OF TRANSMITTAL FOR YOUR ELECTION TO BE VALID. IF YOUR SHARES OF THREE RIVERS COMMON STOCK ARE ONLY IN THE DR PLAN, YOU ARE STILL REQUIRED TO COMPLETE AND RETURN THE ELECTION FORM/LETTER OF TRANSMITTAL IN ORDER TO MAKE AN ELECTION FOR THE TYPE OF MERGER CONSIDERATION THAT YOU WISH TO RECEIVE.

         Any disputes regarding your election or the elections made by other Three Rivers shareholders will be resolved by the exchange agent, and its decision will be final for all parties concerned. The exchange agent, has the absolute right to reject any and all Election Forms/Letters of Transmittal that it determines are not in proper form or to waive minor defects in any form. Surrenders of certificates will not be effective until all defects or irregularities that have not been waived by the exchange agent have been corrected. Please return your Election Form/Letter of Transmittal promptly to allow sufficient time to correct any possible deficiencies before the election deadline.

         ELECTION OPTIONS:

         Select ONE of the following options:

          1.   THE ALL CASH ELECTION.

          2.   THE ALL STOCK ELECTION.

          3.   THE MIXED 25% CASH/ 75% STOCK ELECTION.

          4.   MAKE NO ELECTION.

         Please note that if you select option 2 or 3 and you have the right to receive a fraction of a share of Sky Financial common stock, you will not receive a fractional share of Sky Financial common stock. Instead, you will receive cash in lieu of a fractional share of Sky Financial common stock.

         REQUIRED SIGNATURES:

         ALL INDIVIDUALS LISTED ON THE ACCOUNT MUST SIGN THE ELECTION FORM/LETTER OF TRANSMITTAL IN ORDER FOR IT TO BE VALID. Please be sure to include your daytime telephone number.

SECTION 3.  VERIFY YOUR TAXPAYER IDENTIFICATION NUMBER

         Please verify that the Social Security Number or Employer Identification Number that we have on file for you is accurate. IF THERE IS NO SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER INDICATED OR IF THE NUMBER IS PRECEDED BY AN "N" OR IS INCORRECT, YOU MUST COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED IN SECTION 7 OF THIS ELECTION FORM/LETTER OF TRANSMITTAL.

SECTION 4.  SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS

         If you want your shares of Sky Financial common stock registered in, or your check made payable to, a name or names different from the name(s) printed on the Election Form/Letter of Transmittal, please follow the instructions below.

         First, print the name(s) and address(es) of the person(s) to receive the shares of Sky Financial common stock in the space provided under Special Transfer or Payment Instructions. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your Three Rivers stock certificate(s), if applicable, and your Election Form/Letter of Transmittal.

         You may be required to provide the exchange agent with additional documents and certifications in order to satisfy the exchange agent that you are the beneficial owner of the shares.

A.       NAME CHANGE DUE TO MARRIAGE OR TRANSFER OF OWNERSHIP TO ANOTHER
INDIVIDUAL:

         1. Obtain a signature guarantee for the shareholder whose name is printed on the Election Form/Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

         2. Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the Taxpayer TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to Section 7 and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

B. SHAREHOLDER WHOSE NAME IS PRINTED ON THE ELECTION FORM/LETTER OF TRANSMITTAL IS DECEASED. YOU ARE THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE:

         1. Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within 60 days).

         2. Obtain a signature guarantee for the legal representative. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

         3. Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. If the account is being registered in the name of the estate and not to an individual, a TIN is required. Please refer to Section 7 and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

C. THE ACCOUNT IS A JOINT ACCOUNT AND ONE OF THE ACCOUNT HOLDERS IS DECEASED. TRANSFERRING SHARES TO THE SURVIVOR ONLY:

         1. Provide a certified (under raised seal) copy of death certificate.

         2. Survivor's signature (signature guarantee is not necessary in this case).

         3. Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to Section 7 and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

D. THE ACCOUNT IS A JOINT ACCOUNT AND ONE OF THE ACCOUNT HOLDERS IS DECEASED. TRANSFERRING SHARES TO THE SURVIVOR AND ADDING A NAME:

         1. Provide a certified (under raised seal) copy of death certificate.

         2. Survivor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

         3. Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to Section 7 and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

E. THE ACCOUNT IS A CUSTODIAL ACCOUNT AND THE FORMER MINOR HAS REACHED THE LEGAL AGE OF MAJORITY:

         1. The former minor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the STAMP, or by a stockbroker who is a member of STAMP. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

         2. Provide a certified (under raised seal) copy of the birth certificate for the former minor.

         3. Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to Section 7 and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

F. IF THE REQUEST IS BEING MADE BY THE MINOR WHO HAS NOW REACHED THE AGE OF MAJORITY:

         1. The former minor must obtain a signature guarantee. This signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the STAMP, or by a stockbroker who is a member of STAMP. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

         2. Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to Section 7 and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

G.       YOU WANT TO HAVE THE ACCOUNT REGISTERED IN THE NAME OF A TRUST:

         1. Obtain a signature guarantee for the shareholder whose name is printed on the Election Form/Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the STAMP, or by a stockbroker who is a member of STAMP. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

         2. Provide a copy of the first and last pages of the trust agreement.

         3. Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to Section 7 and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

         If your circumstances differ from those listed above, or if you have any other questions, please contact Three Rivers' information agent, Georgeson Shareholder Communications Inc., at (800) 542-2561.

SECTION 5.  SPECIAL DELIVERY INSTRUCTIONS

         Complete this area only if you want the stock certificate(s) of Sky Financial common stock and/or check resulting from your election to be delivered to an address other than the one printed in Section 1 of the Election Form/Letter of Transmittal.

         Note: Your address of record will not be affected by completing this
Section 5.

SECTION 6.  AFFIDAVIT OF LOST, STOLEN OR DESTROYED CERTIFICATES

         If you have lost your Three Rivers share certificate(s), or if your Three Rivers share certificate(s) has been stolen or destroyed, you (and if the shares are held in a joint account, the co-owner of the shares) must complete, sign and date the affidavit. List the certificate number(s) and the total number of shares of Three Rivers common stock that you own. The affidavit must be signed and notarized by a Notary Public.

         YOU WILL NOT BE ISSUED NEW THREE RIVERS STOCK CERTIFICATES. Rather, by making this affidavit in accordance with these instructions, you will be treated by the exchange agent as having exchanged your share certificate(s) without surrendering the certificate(s). THE AFFIDAVIT IS VALID ONLY IF SIGNED AND NOTARIZED IN ACCORDANCE WITH THESE INSTRUCTIONS. By signing the affidavit, you
(i) acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by ____________________________; (ii) agree to indemnify _________________________ from all liabilities, losses, damages and expenses (including attorneys' fees) that it may sustain or incur by reason or on account of assuming liability under its Indemnity Bond No. ; and (iii) agree to surrender the certificate(s) to Sky Financial if, at any time, you find or otherwise recover the certificate(s).

         If the share certificate(s) lost, stolen or destroyed represent [100] or fewer shares of Three Rivers common stock, you will not be charged a service fee or premium. However, if the share certificate(s) represent more than [100] shares of Three Rivers common stock, please contact ______________________ to determine the necessary fees or premium applicable. If fees or a premium are applicable, you must enclose a check payable to _____________________ and include it with your Election Form/Letter of Transmittal in the enclosed GREEN envelope.

SECTION 7.  SUBSTITUTE FORM W-9 AND W-9 CERTIFICATION

         Each Three Rivers shareholder (or other payee) is required to provide the exchange agent with a correct taxpayer identification number ("TIN"), generally the shareholder's Social

Security or federal employer identification number, and with certain other information, on Substitute Form W-9, and to certify that the shareholder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject you (or such other payee) to a $50 penalty imposed by the Internal Revenue Service and 30% federal income tax withholding on the payment of any cash by Sky Financial as part of the merger consideration. The box in Part II of the Substitute Form W-9 may be checked if you (or such other payee) have not been issued a TIN and you (or such other payee) have applied for a TIN or intend to apply for a TIN in the near future. If the box in Part II is checked and the exchange agent is not provided with a TIN by the time of payment of any cash by Sky Financial as part of the merger consideration, the exchange agent will withhold 30% on the payment of any cash to you until you provide a TIN to the exchange agent.

         Under federal income tax law, a shareholder whose shares are exchanged for the merger consideration is required to provide the exchange agent with such shareholder's current TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his or her Social Security number. If the exchange agent is not provided with the correct TIN, the shareholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any cash paid to such shareholder or other payee with respect to Three Rivers shares exchanged pursuant to the merger agreement may be subject to 30% backup withholding tax.

         Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such shareholder must submit to the exchange agent a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. If applicable, you can obtain a Form W-8 from the exchange agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the exchange agent is required to withhold 30% of any cash paid to you or such other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         To prevent backup withholding on any cash paid by Sky Financial to you or such other payee, you are required to notify the exchange agent of your current TIN (or the TIN of any other payee) by completing the Substitute Form W-9 below, certifying that the TIN provided in Section 3 of the Election Form/Letter of Transmittal and on Substitute Form W-9 is correct (or that you are awaiting a TIN), and that (i) you or such other payee have not been notified by the Internal Revenue Service that you or such other payee are subject to backup withholding as a result of failure to report all interest or dividends or
(ii) you or such other payee have been notified by the Internal Revenue Service that you or such other payee are no longer subject to backup withholding.

         You are required to give the exchange agent the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Three Rivers stock certificates. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, for additional guidance on which number to report.

         If you are a trustee, executor, administrator or someone who is acting on behalf of a shareholder and your name is not printed on the Election Form/Letter of Transmittal, you must include your full title and send us proper evidence of your authority to exchange the shares of Three Rivers common stock.

BEFORE YOU MAIL YOUR ELECTION FORM/LETTER OF TRANSMITTAL, MAKE SURE YOU DO THE
FOLLOWING:

         a)       Verify the election you have chosen;

         b)       Sign, date and include your daytime phone number;

         c) Verify the SSN or TIN printed on the form and sign the W-9 certification; and

         d) Include your Three Rivers stock certificate(s), if applicable, along with the Election Form/Letter of Transmittal in the enclosed GREEN envelope.

                              DELIVERY INSTRUCTIONS

                              THE BANK OF NEW YORK

                   For information (toll free): (800) 507-9357

             BY MAIL:                            BY OVERNIGHT COURIER:          BY HAND:

The Bank of New York                     The Bank of New York                   The Bank of New York
Three Rivers Bancorp Exchange            Three Rivers Bancorp Exchange          Reorganization Services
P.O. Box 859208                          165 Bay State Road                     One Wall Street - Third Floor
Braintree, MA  02185-9                   Braintree, MA  02184                   New York, NY  10286



   BY FACSIMILE TRANSMISSION:                 TO CONFIRM FACSIMILE
                                                 TRANSMISSIONS:
      --------------------
                                        (For Eligible Institutions Only)

                                                 (212) 815-6156
                                             (For Confirmation Only)



                                GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                                             NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--The taxpayer identification number for an individual is the individual's Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity's Employer Identification number. Employer Identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

========================================================     =========================================================
                                                                                                GIVE THE NAME AND
                                   GIVE THE NAME AND                                            EMPLOYER
                                   SOCIAL SECURITY                                              IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:          NUMBER OF--               FOR THIS TYPE OF ACCOUNT:          NUMBER OF--
========================================================     =========================================================

1. Individual                      The individual            8.   Sole proprietorship           The owner(4)

2. Two or more individuals         The actual owner of       9.   A valid trust, estate, or     The legal entity (Do
   (joint account)                 the account or, if             pension trust                 not furnish the
                                   combined funds, the                                          identifying number
                                   first individual on                                          of the personal
                                   the account(1)                                               representative or
                                                                                                trustee unless the
                                                                                                legal entity itself
                                                                                                is not designated in
                                                                                                the account
                                                                                                title.)(5)

3. Husband and wife (joint         The actual owner of       10.  Corporate                     The corporation
   account)                        the account or, if
                                   joint funds, either
                                   person(1)

4. Custodian account of a minor    The minor(2)              11.  Association, club,            The organization
   (Uniform Gift to Minors Act)                                   religious, charitable,
                                                                  educational or other
                                                                  tax-exempt organization

5. Adult and minor (joint          The adult or, if          12.  Partnership                   The partnership
   account)                        the minor is the
                                   only contributor,
                                   the minor(1)

6. Account in the name of          The ward, minor, or       13.  A broker or registered        The broker or nominee
   guardian or committee for a     incompetent                    nominee
   designated ward, minor, or      person(3)
   incompetent person

7. a. The usual revocable          The grantor-trustee(1)    14.  Account with the Department   The public entity
      savings trust (grantor is                                   of Agriculture in the name
      also trustee)                                               of a public entity (such as
                                                                  a state or local
   b. So-called trust account      The actual owner(1)            government, school
      that is not a legal or                                      district, or prison) that
      valid trust under state law                                 receives agriculture
                                                                  program payments

========================================================     =========================================================

(1)   List first and circle the name of the person whose number you furnish.
(2)   Circle the minor's name and furnish the minor's social security number.
(3)   Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)   Show the name of the owner.
(5)   List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


                              GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                                           NUMBER ON SUBSTITUTE FORM W-9
                 NOTE: SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE UNLESS OTHERWISE NOTED.
                                                      PAGE 2



Section references are to the Internal Revenue Code.

OBTAINING A NUMBER
If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a
Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the
Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
The following is a list of payees exempt from backup withholding and for which no information reporting is required.
For interest and dividends, all listed payees are exempt except item (9) below. For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

     (1)   A corporation.
     (2)   An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
     (3)   The United States or any of its agencies or instrumentalities.
     (4)   A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
     (5)   A foreign government or any of its political subdivisions, agencies or instrumentalities.
     (6)   An international organization or any of its agencies or instrumentalities.
     (7)   A foreign central bank of issue.
     (8)   A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
     (9)   A futures commission merchant registered with the Commodity Futures Trading Commission.
     (10)  A real estate investment trust.
     (11)  An entity registered at all times during the tax year under the Investment Company Act of 1940.
     (12)  A common trust fund operated by a bank under section 584(a).
     (13)  A financial institution.
     (14)  A middleman known in the investment community as a nominee or listed in the most recent publication of the
           American Society of Corporate Secretaries, Inc., Nominee List.
     (15)  A trust exempt from tax under section 664 or described in section 4947.

Payments of  dividends  and  patronage  dividends  generally  not subject to backup  withholding  also  include the following:

     -     Payments to nonresident aliens subject to withholding under section 1441.
     -     Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.
     -     Payments of patronage dividends not paid in money.
     -     Payments made by certain foreign organizations.
     -     Payments made to a nominee.
Payments of interest generally not subject to backup withholding include the following:
     -     Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
     -     Payments of tax-exempt interest (including exempt interest dividends under section 852).
     -     Payments described in section 6049(b)(5) to nonresident aliens.
     -     Payments on tax-free covenant bonds under section 1451.
     -     Payments made by certain foreign organizations.
     -     Mortgage interest paid by you.


Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER
IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE
Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are qualified to file a tax return. Payers must generally withhold
30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                                      FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                                       CONSULTANT OR THE INTERNAL REVENUE SERVICE

                            SKY FINANCIAL GROUP, INC.
                           THREE RIVERS BANCORP, INC.

                          NOTICE OF GUARANTEED DELIVERY


       If your Three Rivers stock certificates are not immediately available or time will not permit all required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent"), prior to the election deadline (as defined below) of the election period, this form or one substantially equivalent hereto must be used to make a valid election with respect to your shares of Three Rivers common stock in connection with the merger of Sky Financial and Three Rivers in accordance with the terms of the Agreement and Plan of Merger dated as of May 7, 2002 pursuant to the Proxy Statement/Prospectus, dated
             , 2002, and the Election Form/Letter of Transmittal. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below.


--------------------------------------------------------------------------------
THE ELECTION PERIOD WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 20, 2002 (THE "ELECTION DEADLINE"). YOUR ELECTION MAY BE WITHDRAWN PRIOR TO THE ELECTION DEADLINE.
--------------------------------------------------------------------------------

                                  Delivery To:
                      THE BANK OF NEW YORK, EXCHANGE AGENT

  By Hand Before 4:30 p.m.:                   By Registered or Certified Mail:
    The Bank of New York                            The Bank of New York
   Reorganization Services                      Three Rivers Bancorp Exchange
One Wall Street - Third Floor                          P.O. Box 859208
     New York, NY 10286                           Braintree, MA  02185-9208
                                            Attention: Reorganization Department

      By Overnight Delivery:                      By Facsimile Transmission
       The Bank of New York                   (for Eligible Institutions only):
   Three Rivers Bancorp Exchange                     ____________________
        165 Bay Street Road
        Braintree, MA 02184                      Attention: Customer Service
       For Information Call:                        Confirm by Telephone:

       ------------------                          ---------------------



       DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THE ADDRESS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN TO THE FACSIMILE NUMBER SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby surrenders to Sky Financial, upon the terms and subject to the conditions set forth in the Proxy Statement/Prospectus and the Election Form/Letter of Transmittal, receipt of which is hereby acknowledged, all of the undersigned's Three Rivers stock certificates.

         Subject to and effective upon acceptance for exchange of the Three Rivers stock certificates surrendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Sky Financial all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all shares of Three Rivers common stock surrendered hereby. In the event of a termination of the merger of Sky Financial and Three Rivers, the Three Rivers stock certificates surrendered pursuant thereto will be returned promptly to the surrendering Three Rivers shareholder.

         The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Proxy Statement/Prospectus and the Election Form/Letter of Transmittal, has full power and authority to tender, sell, assign and transfer the shares of Three Rivers common stock surrendered hereby and that Sky Financial will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Sky Financial to be necessary or desirable to complete the sale, assignment and transfer of the surrendered Three Rivers stock certificates.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

Signature(s) of the Registered              Address(es):________________________
Shareholder(s) or Authorized Signatory:     ____________________________________
_______________________________________     ____________________________________
_______________________________________     ____________________________________

Name(s) of Registered Shareholder(s):            Area Code and Telephone No.

_______________________________________     ____________________________________
_______________________________________

                                            If shares of Three Rivers common
Number of Shares Surrendered:               stock will be delivered by a
                                            book-entry transfer, provide the
                                            following information:
_______________________________________
                                            Transaction Code No.:_______________
Common Stock Certificate No(s).
(if available):                             Depository Account No.:_____________

_______________________________________
_______________________________________

         This instrument must be signed by the Three Rivers shareholder(s) as their name(s) appear(s) on certificates for Three Rivers common stock or on a security position listing, or by person(s) authorized to become registered shareholder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name:             ______________________________________________________________

                  ______________________________________________________________

Capacity:         ______________________________________________________________

                  ______________________________________________________________

Address(es):      ______________________________________________________________

                  ______________________________________________________________

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

       The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the shares of Three Rivers common stock surrendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such shares of Three Rivers common stock into the Exchange Agent's account at The Depository Trust Company, together with one or more properly and duly executed Election Forms/Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Election Form/Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Election Deadline.


________________________________________________________________________________
                                  Name of Firm

________________________________________________________________________________
                              Authorized Signature

________________________________________________________________________________
                                      Title

Name:___________________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________
                                     Address

________________________________________________________________________________
                                    Zip Code

Area Code and Telephone No._____________________________________________________

Dated:__________________________________________________________________________

NOTE: DO NOT SEND THE THREE RIVERS STOCK CERTIFICATES WITH THIS FORM. THREE RIVERS STOCK CERTIFICATES SHOULD BE SENT ONLY WITH A COPY OF YOUR EXECUTED ELECTION FORM/LETTER OF TRANSMITTAL.

















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